KITARA MEDIA- HEALTHGURU MERGER PRESENTATION

December 2013

Disclaimer

THIS PRESENTATION OF KITARA MEDIA CORP. ("KITARA") CONTAINS "FORWARD-LOOKING STATEMENTS." THESE FORWARD-LOOKING STATEMENTS INVOLVE SIGNIFICANT RISKS AND UNCERTAINTIES THAT COULD CASUSE THE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE EXPECTED RESULTS. ACTUAL RESULTS MAY DIFFER FROM EXPECTATIONS, ESTIMATES AND PROJECTIONS AND, CONSEQUENTLY, YOU SHOULD NOT RELY ON THESE FORWARD LOOKING STATEMENTS AS PREDICTIONS OF FUTURE EVENTS. WORDS SUCH AS "EXPECT," "ESTIMATE," "PRTOJECT," "BUDGET," "FORECAST," "ANTICIPATE," "INTEND," "PLAN," "MAY," "WILL," "COULD," "SHOULD," "BELIEVES," "PREDICTS," "POTENTIAL," "CONTINUE," AND SIMILAR EXPRESSIONS ARE INTENDED TO IDENTIFY SUCH FORWARD-LOOKING STATEMENTS.

KITARA UNDERTAKES NO OBLIGATION TO UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENTS, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE. IMPORTANT FACTORS, AMONG OTHERS, THAT MAY AFFECT ACTUAL RESULTS INCLUDE: KITARA'S ABILITY TO IMPLEMENT ITS BUSINESS PLAN; OBTAINING THE NECESSARY FINANCING TO OPERATE ITS BUSINESS; LOSS OF KEY PERSONNEL; EXPECTED SYNERGIES TO NOT DEVELOP; CHANGES IN ECONOMIC CONDITIONS GENERALLY; LEGISLATIVE AND REGULATORY CHANGES; AND THE DEGREE AND NATURE OF KITARA'S COMPETITION.

KITARA MAKES NO REPRESENTATION OR WARRANTY AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION CONTAINED IN THIS PRESENTATION. THIS PRESENTATION IS NOT INTENDED TO BE ALL-INCLUSIVE OR TO CONTAIN ALL THE INFORMATION THAT A PERSON MAY DESIRE IN CONSIDERING AN INVESTMENT IN KITARA AND IS NOT INTENDED TO FORM THE BASIS OF ANY INVESTMENT DECISION IN KITARA.

THIS PRESENTATION SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITIES, NOR SHALL THERE BE ANY SALE OF SECURITIES IN ANY JURISDICTIONS IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH JURISDICTION.

CERTAIN OF THE INFORMATION AND DATA CONTAINED IN THIS PRESENTATION IS UNAUDITED AND/OR DOES NOT CONFORM TO SEC REGULATION S-X. FURTHERMORE, THIS PRESENTATION INCLUDES CERTAIN FINANCIAL INFORMATION (EBITDA) NOT DERIVED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES ("GAAP"). ACCORDINGLY, SUCH INFORMATION MAY BE MATERIALLY DIFFERENT WHEN PRESENTED IN KITARA'S PUBLIC FILINGS. KITARA AND HEALTH GURU BELIEVE THAT THE PRESENTATION OF THIS NON-GAAP MEASURE PROVIDES INFORMATION THAT IS USEFUL TO INVESTORS AS IT INDICATES MORE CLEARLY THE COMPANIES' FUTURE PERFORMANCE. EBITDA WAS DERIVED BY TAKING EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION AS ADJUSTED FOR CERTAIN ONE-TIME NON-RECURRING ITEMS AND EXCLUSIONS.

Kitara-Healthguru Merger Terms

- Healthguru exchanging 100% of its stock for 22% of Kitara Media equal to 18 million shares of Kitara Media common stock
- Kitara Media assuming approximately $3.2 million in Healthguru accounts receivable financing and term debt. A $2 million private placement of Kitara Media common stock at $0.50 per share for working capital has also been completed
- Healthguru CEO Josh Silberstein becomes President of Kitara Media alongside Kitara Media CEO Bob Regular
- Healthguru team to be incentivized via Kitara Media Stock Option program
- There are approximately 83.2 million shares outstanding post-merger with approximately 9.3 million stock options vesting over the next 4 years

Kitara-Healthguru Merger

The Merger between Kitara Media and Healthguru creates the 25th largest distributor of web video advertisements*

Merger results in immediately profitable video ad tech enterprise with estimated $50 million in revenues for fiscal year 2014 and expected positive EBITDA.

- Healthguru is the largest health and wellness video site on the web
- Healthguru delivers more videos than industry leading sites WebMD and Everyday Living-- and the next 10 largest health sites-- combined
- Combining Kitara Media's technology platform with Healthguru's direct sales and content expertise creates potential for explosive growth

KITARA MEDIA

Healthguru.

** Source: ComScore Video Metrix, October 2013*

THE MARKETPLACE IS READY FOR THIS DEAL

- Video Advertising is a high growth category across Web, Social and Mobile
- The Ad Tech landscape is a fragmented marketplace set for consolidation
- Kitara Media provides a premier end-to-end video advertising solution with top tier technology
- Publishers across all verticals are looking for video content and traffic aligned with adoption of video on all devices
- Engaging video content is becoming a key asset for increasing revenues and improving user experience. Healthguru is a market leader in video engagement.

KITARA MEDIA

Healthguru

Kitara Media has the opportunity to accelerate growth and market leadership with Healthguru Merger

Digital Video Market Is Expanding Rapidly


KITM

- Consumers "cutting the cord" and shifting their attention to watching movies, TV shows, and other video content on their computers, tablets, and smartphones
- Spending on digital video is expected to grow 40% in 2014 in the United States as marketers shift from traditional TV ad spend*
- Online video ad spending projected to nearly double from $4.1 billion dollars in 2013 to $8.0 billion by 2016*
- **Industry Consolidation is Likely and Kitara Media is taking the first step with the Healthguru acquisition**

** Source: eMarketer, March 2013*

KITARA MEDIA IS POISED FOR GROWTH

Kitara Media is a publicly traded, digital media and technology company with video solutions for advertisers, digital marketers and publishers.


We are a digital media company
bringing together video,
display and mobile strategies.

Key Facts

- Founded in 2005
- Public Symbol: KITM (OTCCB)
- Headquartered in Jersey City, NJ
- Approximately 40 employees

What Kitara Media delivers for whom:

- Advertisers: Kitara Media engages brands with targeted digital audiences and provide exposure to millions of active users a month through video
- Digital Marketers: Kitara Media works with brands to deliver relevant video content that aligns with the right target audiences to best optimize ad campaigns
- Publishers: Kitara Media works with publishers to provide engaging video content and additional traffic that will help drive higher revenues and improve user experience
- RESULTS: WE DELIVER OVER 400 MILLION VIDEO VIEWS PER MONTH

HEALTHGURU IS THE INDUSTRY LEADER

Healthguru is the leading online health video resource for consumers, delivering accessible, authentic information directly from experts to users

Company Strengths

- Largest health video platform
  - 4,000 professional videos, 6.5mm monthly unique viewers and 75mm monthly video views
- 2013E revenue of approximately $11.0mm (45% growth year over year)
- Industry-leading production, sales and distribution
  - Unique, efficient production model
  - Proprietary video products
  - End-to-end technology platform for syndication of video content and advertising
- Extensible to other video categories
- Experienced management team

Source: comScore Video Metrix


Healthguru
Top 10 Bad Hair Habits

Key Facts

- Founded in 2006
- $15mm equity invested to date by leading venture capitalists
- Headquartered in New York City
- Approximately 50 employees

HEALTHGURU TOPS THE COMPETITION

Healthguru is the market leader, with the most engaging content and advertising

Avg. Monthly Videos / Viewer	Avg. Monthly Viewers	Company	Avg. Monthly Videos	Avg. Monthly Minutes / Session
10.3	6.1 mm	Healthguru	62.6 mm	16.7
6.3	3.6 mm	5min Media	22.4 mm	9.3
6.4	3.0 mm	everyday HEALTH	19.5 mm	6.3
5.3	1.8 mm	HealthiNation	9.7 mm	9.8
2.4	0.9 mm	WebMD	2.2 mm	1.5
5.1	0.9 mm	msn	4.4 mm	10.1
5.9	0.8 mm	HealthBoards	4.5 mm	6.6
1.3	0.3 mm	BEYOND diet	0.4 mm	10.2
1.4	0.3 mm	CNNhealth.com	0.4 mm	11.0
4.2	0.3 mm	fitness	1.1 mm	3.4

This combination of reach and engagement provides a competitive advantage for healthy lifestyle / pharma ad buyers

Source: Based on comScore Health Information industry participants. comScore Video Metrix, trailing three months average as of March 2013.

** HealthBoards video is powered by the Healthguru platform.*

Healthguru Key Operating Metrics

Demonstrated consistent growth across all key engagement metrics

Monthly Video Views / Unique Viewers



80
60
40
20
0
Video views (mm)
8
6
4
2
0
Unique viewers (mm)
3.0
4.0
6.0
7.2
10.0
21.0
60.0
75.0
2010
2011
2012
2013E
Video views (mm)
Viewers (mm)

Video Engagement



20
10
0
Time spent (minutes per session) (1)
12
8
4
0
Videos per viewer
3.3
5.3
10.0
10.8
4.7
7.9
12.8
16.6
2010
2011
2012
2013E
Time spent
Videos per viewer

Source: comScore Video Metrix, Healthguru internal

(1) Time spent defined as minutes per session.

Healthguru: A Complete End-to-End Video Strategy

Healthguru has a unique and comprehensive offering – synergistic capabilities in content creation, video product development, syndication technology, and video monetization


Health Experts / Professionals
Consumers
Efficient Video Content Production
Engaging Video Products
Effective Monetization
Broad Platform Reach
Advertisers
Premium Content Partners

Deep Base of Video Content Assets

- Comprehensive stand-alone library with over 4,000 evergreen information video assets
- Healthguru produces over 75 videos per month
- Cost of production is approximately $235/min, including expert compensation and production staff
- Industry experts and professional research lead to videos that become a trusted source of information for consumers

Example Video Content

- Top 10 Tips for Healthy Dining Out



Expert: Kendra Coppey
Fitness & Nutrition Counselor

- Comparing Bipolar Disorder and Depression



Expert: Nina Moadel, M.D.
Psychiatrist

- Conditions A – Z (1,200+ videos)
- Mental Health (350+ videos)
- Sexual Health (450+ videos)
- Pregnancy (450+ videos)
- Baby (450+ videos)
- College (300+ videos)
- Diet & Fitness (400+ videos)
- Beauty (400+ videos)

Content Selection Process: What To Make

Data Inputs

Healthguru

Proprietary demographic and viewership data from over 1 billion cumulative streams

YouTube

User search and engagement data from operating the largest health channel on YouTube



Proprietary Consumer Health Lifecycle Model

- Undiagnosed
- Newly Diagnosed
- Treatment Seeker
- Unsatisfied
- Active Change Seeker

Target Audience



Content Ideation

User Need / Use Case

Understand health information needs and goals of the target audience

Product Development

Design a health video product / tool to best address the need

Content Creation

Produce content that will power the appropriate product, attracting and engaging the target audience

Ultra-Efficient Assembly Line Production

Process engineered, expert-centric content production model drives industry-leading turnaround time (75 days) and cost-per-minute (<$235)

1 Advantage: Proprietary Expert Network

- Rapid talent sourcing
- Experts for approximately 10% of standard fees
- Professional content review @ no extra cost

3 Advantage: Modular Script Approach

- Minimizes retakes / reduces costs
- Streamlines rough cut creation
- Yields high value clips usable in future content


Streamlines entire Production & Post-Production Process
Pre-Production
11 step process
Production
17 step process
Post-Production
14 step process

2 Advantage: Cross Training

- Post-production staff plays key production roles (lighting, sound, teleprompting, DP)
- Eliminates costs, streamlines transition to post

4 Advantage: Production Asset Database

- Organized and highly searchable database - thousands of animations, b-roll, and images
- Reduces time and costs of post-production

Evergreen Library

Growth in Video Views by Cohort Year (Indexed to Views in Initial Year)(1)

- Video views from each cohort year show sustained, significant growth in views



Total views (indexed to production year views)
1,400
1,200
1,000
800
600
400
200
0
Year 1
Year 2
Year 3
Year 4
828
616
525
1,223
104
114
2009 videos
2010 videos
2011 videos
2012 videos

Q1 2013 Views by Production Year(2)

- Healthguru's content is evergreen, with video views distributed evenly across cohorts, not driven by recency of production.



2012: 20%
07-08: 25%
2011: 18%
2009: 22%
2010: 15%

(1) For comparability, each cohort is indexed to the number of video views generated in its first year.
(2) Excludes videos produced in 2013.

Interactive Video Products Drive Engagement

Great information content succeeds by fulfilling a user need

- Impactful, short-form video clips serve a limited number of use cases very well
- However, video products drive huge increases in user engagement - sessions including a product increase page views by 50-150%

User need	Product	Example
"I need to learn more about vitamins"	**Traditional Video**	 Nutritional Needs for Women
"I'm 7 months pregnant and my baby stopped kicking"	Video Q&A	Video Q&A: Pregnancy Get the answers to all your questions
"I just got diagnosed with HBP, do I know what I should eat?"	Video Quiz	Heart Healthy Nutrition Quiz Fill up your plate & bring down your heart disease risk
"Help me understand each step in my skin care regime"	Video Slideshow	Your Washing Ritual How does your routine compare?
"How often do people get STD tests? It's been 2 years for me."	Video Survey	The Safe Sex Survey Find out if you're nearing the danger zone

Audience Growth and Demographics

Average Monthly Video Metrics


Unique Viewers (mm)
8
6
4
2
0
Q1 '11
Q1 '12
Q1 '13
Q2 '11
Q2 '12
Q3 '11
Q3 '12
Q4 '11
Q4 '12


Video Views (mm)
100
80
60
40
20
0
Q1 '11
Q1 '12
Q1 '13
Q2 '11
Q2 '12
Q3 '11
Q3 '12
Q4 '11
Q4 '12
Total Streams
Pre-Roll

Demographic Highlights

- Unique visitors: 59% female / 41% male

Unique Visitors by Age Range


Healthy Lifestyle
15-24
27%
25-34
19%
55+
22%
45-54
15%
35-44
17%
Condition Specific

Source: comScore Video Metrix & Third-Party Ad Server Data (Jan – Mar 2013 average).

Strong Executive Leadership at Healthguru

Name / Position	Background
Joshua Silberstein *CEO & Co-Founder*	• Co-founded Healthguru in 2006 • Formerly a venture capitalist at BEV Capital; numerous operating roles, including CEO/founder of Insider Guides and roles as CFO, CMO, SVP-Ops, and VP-BD; served on seven boards of directors • Wharton / Columbia MBA
Christopher Bruno *EVP Business Development & Syndication & Co-Founder*	• Co-founded Healthguru in 2006 • Formerly worked in venture capital (Village Ventures) and held operational roles at Everyday Health (reporting to CEO/CFO) • Williams College / NYU MBA
Stefan Lehmann *COO*	• Formerly an investment banker with Morgan Stanley and Lehman Brothers • VP, Operations/Finance at BrightWire (a financial services media company) • Cornell University / Columbia MBA
Steve Elkes *SVP Corporate Development*	• Formerly CFO of iVillage (led IPO and subsequent sale to NBC for $600mm), CRO of TheStreet.com; CEO of DailyMakeover.com • Grinnell College
Khaled Alquaddoomi *SVP Technology*	• Formerly held leadership positions at Bentley Systems and Flix55.com. Served in the Peace Corps. • Tulane University

KITARA MEDIA - HEALTHGURU EXPECTED MERGER BENEFITS

Healthguru Industry-Leading Capabilities Drive Sales…

Core capabilities drive sales and enhance client outcomes

Content → Product → Syndication → Monetization

Content

Engaging & Impactful High Value Content

- Reach consumers with an identified need
- The inherent power of video elevates the impact of messaging
- Rapid, efficient production ensures that the right content is available for the target user, enabling effective ad targeting

Product

Satisfying Hyper-Targeted Audiences

- Video products turn raw video content into powerful solutions for hyper-targeted users
- Products enhance engagement, user satisfaction, and information retention.

Syndication

Massive Reach & Consistent Quality

- Syndication network and technology allow for delivery of significant scale against target audience without sacrificing quality

Monetization

Premium Priced Mass-Customized Sales

- Provide advertisers with high-value custom solutions at non-custom prices
- Scalable processes and asset base drive lower costs and generate positive margins

…While Kitara Media's Propel+ Proprietary Technology Platform Accelerates Results….

- PROPEL+ automates optimization and operational process and has allowed for scalability of video ad delivery in one video platform
- Powered by real time data input and directly integrated with many video advertising partners, PROPEL+ optimizes up to 30 video advertising sources to select the right advertising source at the right time for the right user
- The platform's strong analytical tools enable Kitara Media to react in real time to campaign trends that maximize gross margins
- The Healthguru video content engagement engine with semantic matching and delivery technology enhances the Propel+ platform


Multi-Platform Video Player
Content Engagement Engine
Propel+
Optimize Advertisers, Publishers and Traffic from Multiple Sources
Consolidated Intelligence & Reporting

… LEADING TO COMBINED GREATER PROFITS

KITARA MEDIA		Healthguru
100% indirect programmatic sales	**Advertising Sales** Full Monetization	100% direct non-programmatic sales
400 million streams per month	**Video Inventory** Scalable Growth	75 million streams/ per month
Gaming and Lifestyle	**Audience** Targeted Scale	Health and Lifestyle
Video Ad platform	**Technology** Complete Tech Platform	Video Content platform
Aggregating behavioral data on 400 million video streams per month	**Data** Improved Insights	Aggregating behavioral data on 75 million video streams per month

Future Business Growth

KITARA MEDIA

Healthguru

Ad Channels	• Extending video reach into mobile in 2014
Content Verticals	• Extending reach across new content verticals
Data	• Extending advertiser exposure and optimization across verticals with proprietary data targeting
Geography	• Extending into international markets with a focus on UK, Canada and Australia

Kitara Media-Healthguru Post-Merger Leaders

Name / Position	Background
Robert (Bob) Regular **Kitara CEO & Co-Founder**	• Co-founded Kitara Media in 2007 • Formerly President, VP of Sales and Marketing of Oridian (the first online advertising exchange company) • Founded Kirium Interactive (online ecommerce development company), and held leadership positions at Conducent (online advertising network), Producer and Director for Clear Channel Television • BA, Penn State University
Joshua Silberstein **Healthguru CEO & Co-Founder**	• Co-founded Healthguru in 2006 • Formerly a venture capitalist at BEV Capital; numerous operating roles, including CEO/founder of Insider Guides and roles as CFO, CMO, SVP-Ops, and VP-BD; served on seven boards of directors • Wharton / Columbia MBA
Limor Zabari **Kitara COO & Co-Founder**	• Co-founded Kitara Media in 2007 • Formerly COO Oridian • MS, Baruch College
Stefan Lehmann **Healthguru COO**	• Formerly an investment banker with Morgan Stanley and Lehman Brothers • VP, Operations/Finance at BrightWire (a financial services media company) • Cornell University / Columbia MBA
Lisa VanPatten **Kitara CFO**	• Formerly held the role of CFO at Sunergy America, Swissray International and Narrowstep, • Controller for Vonage • BA, Rider University
Randy Orndorf **Kitara, EVP Marketing**	• Formerly led marketing and communications at AppSense (enterprise software company) Led many media and technology clients at PR agencies including HORN, MS&L and LP&P • BA, York College of Pennsylvania

Kitara Media's Independent Board of Directors and Advisors Have Relevant Experience for Growth

Name / Position	Background
Jon Ledecky	• Managing Director of Ironbound Partners Fund, a family office investment firm specializing in emerging technology investments • Previous experience as CEO and Founder of Fortune 500 firm that controlled Mail Boxes Etc. and co-owner of Washington Capitals and Washington Wizards professional sports teams with Ted Leonsis • BA, Harvard / Harvard MBA
Sam Humphreys	• Chief Executive Officer of private equity firm London Bay Capital. • Created consolidation strategy as founding team member or financial sponsor at USA Waste (waste disposal), US Delivery (delivery services) and Quanta Services (construction/contracting) that produced returns of 20 to 60 times original investment upon exit • BA, University of Texas at Austin
Jeremy Zimmer	• Founding Partner and Chief Executive Officer of United Talent Agency, Inc., the third largest talent agency in the world. United Entertainment Group joint venture is among the industry's largest independent branded entertainment and integrated media firms
Craig dos Santos	• Founder of Andover Games and started the Playdom/Disney mobile team • BS, Rice University
Ben Lewis	• Runs Engineering Mobile Commerce at Facebook, Co-founder of Karma Gifts (acquired by Facebook) and co-founder of Tapjoy • Computer Engineering, University of Michigan/ University of Michigan MBA

Kitara-Healthguru Merger Terms

- Healthguru exchanged 100% of its stock for approximately 23% of Kitara Media common stock and assumption of approximately $3.2 million in A/R financing and term debt
- The merger creates a combined company with estimated $50 million in revenues for fiscal year 2014 and expected positive EBITDA
- A $2 million private placement at $0.50 per share provides working capital for growth
- Healthguru CEO Josh Silberstein to become President of Kitara Media alongside Kitara Media CEO Bob Regular
- There are now approximately 83.2 million Kitara Media shares outstanding and approximately 9.3 million stock options vesting over 4 years

KITARA MEDIA

Healthguru.